FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED JOINT SERVICES AGREEMENT

This First Amendment to the Second Amended and Restated Joint Services Agreement (this "Amendment") is made and entered into as of May 14, 2010, by and among Resorts International Hotel, Inc., a New Jersey corporation ("RIH"), Colony Resorts LVH Acquisitions, LLC, a Nevada limited liability company ("LVH") and Resorts International Holdings, LLC, a Delaware limited liability company ("RIH Resorts" together with RIH and LVH, the "Parties").

RECITALS

WHEREAS, RIH, LVH and RIH Resorts entered into that certain Amended and Restated Joint Services Agreement, dated as of April 26, 2005 (the "2005 JSA"), with respect to the joint procurement of certain products and services, and cooperation in the use and implementation of such products and services, in the areas including, but not limited to, insurance, risk management, legal, information technology, entertainment booking and purchasing, to achieve substantial cost savings and efficiencies in the operation of their business (collectively, the "Joint Services");

WHEREAS, RIH and RIH Resorts executed that certain Second Amended and Restated Joint Services Agreement, dated as of March 14, 2007, attached hereto as Exhibit A (the "2007 JSA"), which 2007 JSA was not executed by LVH;

WHEREAS, the Parties, including LVH, desire to ratify the terms of, and agree to be bound by, the 2007 JSA, and to amend certain provisions thereof; and

WHEREAS, on September 18, 2007, RIH Resorts sold all of the membership interests in RIH Acquisitions IN, LLC, an Indiana limited liability company ("RIH IN"), and the Parties desire to modify the 2007 JSA such that it will have no further force or effect with respect to RIH IN or any of the properties or assets owned thereby, whether directly or indirectly.

NOW, THEREFORE, in consideration of the promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1. Ratification of 2007 JSA; Entire Agreement. The Parties hereby ratify, and agree to be bound by, all of the terms of the 2007 JSA, as amended hereby and agree that, the 2007 JSA, as amended hereby, constitutes the entire understanding and agreement of the Parties regarding the provision of Joint Services, and supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the Parties relating to the provision of Joint Services, including without limitation, the 2005 JSA. The 2007 JSA, as amended hereby, constitutes a valid and binding obligation of each of the Parties, enforceable against the Parties.

2. Removal of RIH IN. Schedule A to the 2007 JSA is hereby amended and restated in its entirety and replaced with Schedule A hereto, which amendment shall be effective as of September 18, 2007.

3. No Further Amendment. Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify the terms of the JSA in any respect.

4. Regulatory Approvals. This Amendment shall be subject to, and effective upon, the receipt of all required regulatory approvals.

5. Counterparts. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

7. Governing Law. This Amendment and all matters related hereto shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey applicable to agreements made and fully performed within the State of New Jersey.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.

RESORTS INTERNATIONAL HOTEL, INC.,

By: John Pasqualoni
Name: John Pasqualoni
Title: Chief Operating Officer

COLONY RESORTS LVH ACQUISITIONS, LLC

By: David J. Monahan
Name: David J. Monahan
Title: C.E.O.

RESORTS INTERNATIONAL HOLDINGS, LLC

By: Eric J Matejevich
Name: ERIC J MATEJEVICH
Title: CFO

[Signature Page - JSA Amendment]

<u>SCHEDULE A</u>

SUBSIDIARIES

Subsidiary	**Jurisdiction of Organization**
RIH Acquisitions NJ, LLC	New Jersey
RIH Acquisitions MS I, LLC	Mississippi
RIH Acquisitions MS II, LLC	Mississippi